Developing Novel Therapeutics for the Treatment of Serious Diseases with Unmet Medical Needs Exhibit 99.1

© MediciNova, Inc. 2013
Statements in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding
MediciNova’s clinical trials supporting the safety and efficacy of its product candidates and the potential novelty of such product candidates as treatments for disease, plans and objectives for clinical trials and product development, strategies, future performance, expectations, assumptions, financial condition, liquidity and capital resources. These forward-looking statements may be preceded by, followed by or otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “can,” “could,” “may,”
“will,” “would,” or similar expressions. Actual results or events may differ materially from those expressed or implied in any forward-
looking statements due to various factors, including the risks of obtaining future partner or grant funding for development of MN-166 and
MN-221 and risks of raising sufficient capital when needed to fund MediciNova’s operations and contribution to clinical development, risks and uncertainties inherent in clinical trials, including the potential cost, expected timing and risks associated with clinical trials designed to meet FDA guidance and the viability of further development considering these factors, product development and commercialization risks, risks associated with the reliance on third parties to sponsor and fund clinical trials, risks regarding intellectual property rights in product candidates and the ability to defend and enforce such intellectual property rights, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk of delays or failure to obtain or maintain regulatory approval, the risk of failure of the third parties upon whom MediciNova relies to conduct its clinical trials and manufacture its product candidates to perform as expected, the risk of increased cost and delays due to delays in the commencement, enrollment, completion or analysis of clinical trials or significant issues regarding the adequacy of clinical trial designs or the execution of clinical trials and the timing, cost and design of future clinical trials and research activities; the timing of expected filings with regulatory authorities; MediciNova’s failure to execute strategic plans or strategies successfully; MediciNova’s collaborations with third parties; the availability of funds to complete product development plans and MediciNova’s ability to obtain third party funding for programs and raise sufficient capital when needed;
intellectual property or contract rights; and the other risks and uncertainties described in MediciNova’s filings with the Securities and
Exchange Commission, including MediciNova’s annual report on Form 10-K for the year ended December 31, 2012 and its subsequent periodic reports on Forms 10-Q and 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of July 17, 2013. MediciNova disclaims any intent or obligation to revise or update these forward-looking statements.
Forward-Looking Statements

© MediciNova, Inc. 2013
Two novel product candidates in clinical development, both with encouraging efficacy and safety data
MN-166 (ibudilast) for the treatment of drug addiction & progressive MS
Licensed from Kyorin Pharmaceuticals
Two Phase 2 studies (methamphetamine and opioid addiction)
Two progressive MS trials (pending grant funding)
Newly-issued patents (addiction and Progressive MS)
MN-221 for the treatment of acute exacerbations of asthma
Licensed from Kissei Pharmaceutical Co., Ltd.
Had an End of Phase 2 meeting with FDA
Newly-issued patent
Well-capitalized
Experienced management team

MediciNova Highlights

© MediciNova, Inc. 2013 MediciNova: Active Programs in Clinical Development 4

MN-221 (bedoradrine): MN-221 (bedoradrine): A Novel Intravenous Treatment for A Novel Intravenous Treatment for Acute Exacerbations of Asthma Acute Exacerbations of Asthma 5

© MediciNova, Inc. 2013

NCE (new chemical entity), small molecule, beta
2
-adrenergic receptor
agonist in iv form
In development for the treatment of Acute Exacerbations of Asthma (AEA)
adjunctive to standard of care
Licensed from Kissei Pharmaceutical Co., Ltd.
Completed four Phase 2 clinical trials in asthma or AEA and
two Phase 1b/2a clinical trials in COPD
New method-of-use patent may significantly extend market exclusivity with patent protection until at least 2030 in U.S.
Had an End of Phase 2 meeting with FDA
MN-221 (bedoradrine) Overview

© MediciNova, Inc. 2013

MN-221 (bedoradrine) Overview
Acute Asthma Treatment Flow in Emergency Departments in the U.S.
Source: National Center for Health Statistics / CDC, National Hospital Discharge Survey

© MediciNova, Inc. 2013
1. API Manufacturing requirements of FDA
Kissei, our API supplier, is addressing requirements
Approximately 6-month duration
2. Clinical development work including:
Dose regimen optimization
Revision and validation of acute asthma exacerbation trial
• Primary endpoint will include hospitalization, consistent with
FDA guidance

Next Steps for MN-221:
Based on End of Phase 2 meeting with FDA

© MediciNova, Inc. 2013

MN-221: Impact of Dose Timing
Note:  Treatment Failure is hospitalization or return ER visit due to asthma.  Times are time difference between steroid dose and study drug.
Data is from Phase 2b trial of MN-221 in acute exacerbations of asthma.
Based on Phase 2b data, the ideal time to administer MN-221 is after the patient has not responded to standard of care for more than 3-4 hours.

MN-166 (ibudilast): MN-166 (ibudilast): A Novel Oral Therapy for the A Novel Oral Therapy for the Treatment of Methamphetamine and Treatment of Methamphetamine and Opioid Addiction Opioid Addiction 10

© MediciNova, Inc. 2013

Non-addictive, orally-administered small molecule
NCE in U.S. and Europe:  NCE exclusivity / Data exclusivity
Large safety database with over 3.2M patient exposures in Japan
Primary use is in cerebrovascular disorders (post-stroke dizziness)
Pharmacokinetics (PK) enable once or twice daily dosing
Unique mechanism of action
Encouraging Phase 1/2 data in targeted CNS indications with major unmet medical needs
Received Fast Track
designation from U.S. FDA for the treatment of
methamphetamine addiction
U.S. Patent protection until at least 2030 for addiction and 2029 for progressive multiple sclerosis (MS)
MN-166 (ibudilast) Overview

© MediciNova, Inc. 2013
MN-166 (ibudilast) Target Action -
Molecular
MIF
(macrophage migration
inhibitory factor)
PDE – 10,
PDE – 4

ibudilast
ibudilast
pro-inflammation via
CD74/CXCR2,4 receptors
degradation of cAMP
(& cGMP)

© MediciNova, Inc. 2013
MN-166 (ibudilast) Target Action - Cellular

Withdrawal symptoms, drug-seeking and relapse associated with drug addiction; Neuropathology in drug addiction & progressive MS ibudilast
ibudilast
An umbrella of cellular action covering the
disease indications…
PDE 4 , 10
MIF
Silence Activated Glia & interrupt glial-neuronal
viscous cycle
Glial cell activation is associated with key
features of drug addiction

© MediciNova, Inc. 2013

MN-166 (ibudilast)-Methamphetamine
(MA) Phase 1b Trial
Trial Design
n = 11
Non-treatment seeking MA dependent subjects
Double-blind, placebo-controlled
~1 month inpatient hospitalization
Dosing:
One week each of Placebo, 40 mg/day, 100 mg/day
Safety/Efficacy Measurements:
Cardiovascular response to 15, 30 mg IV MA
Cognitive & Subjective effects
Partners
Status:  Completed
Data presented in June 2013 at
CPDD*
*College of Problems of Drug Dependence

© MediciNova, Inc. 2013
15
MN-166 (ibudilast)-Methamphetamine
Phase 1b Trial
Data presented at Annual CPDD Meeting in June 2013
Safety:
Phase 1b trial established safety of co-administration of methamphetamine and MN-166 (ibudilast) in doses up to 100 mg/day
Enables 100 mg/day dosing for Phase 2 outpatient trials

MN-166 (ibudilast)-Methamphetamine
Phase 1b Trial

p=0.01
Efficacy:
Conner’s Continuous Performance Test-II (CPT-II) is a measure of sustained attention
MN-166 (ibudilast) significantly reduced perseverations and variability in response times
MN-166 (ibudilast) may have a protective effect on sustained attention
Note: Perseveration is a reaction time that is less than 100 ms; Variability is a measure of response speed consistency

© MediciNova, Inc. 2013

MN-166 (ibudilast) Phase 2 Trial for
Methamphetamine Addiction
Trial Design
n = 140 (seek to increase to 160)
Treatment-seeking volunteers
Randomized, double-blind, placebo-controlled
1:1 Randomization with placebo or 100 mg/day
of MN-166 (ibudilast)
12-week outpatient study
Primary endpoint is methamphetamine
abstinence during final two weeks of treatment;
NIDA- and FDA-preferred endpoint
Partners
Timing
Trial to commence 2H:2013

© MediciNova, Inc. 2013

MN-166 (ibudilast) Phase 1b/2a
Trial: Opioid Withdrawal & Analgesia
Trial Design
n = 30
Heroin-dependent subjects; 3-week inpatient setting
Double-blind, placebo-controlled
Week One:
All subjects on morphine (30 mg/day) and Placebo
Week Two:
All subjects on morphine (30 mg/day) and either Placebo,
40 mg/day, or 80 mg/day of MN-166 (ibudilast)
Week Three:
Subjects continue on either Placebo, 40 mg/day, or 80
mg/day of MN-166 (ibudilast) with morphine removed
Objective: Safety/tolerability/PK and preliminary efficacy
for opiate withdrawal and analgesia
Partners
Status:  Completed
Completed end 2010
Results were presented at
AAN* in March 2013
*American Academy of Neurology

© MediciNova, Inc. 2013
MN-166 (ibudilast) Phase 1b/2a Trial:
Ibudilast Effect on Primary Outcome -
Subjective Opioid Withdrawal Scale (SOWS)

Individual Measurements of SOWS
Composite
Primary Endpoint = Total SOWS score as a
function of ibudilast dose
Opioid-related pupil constriction was greater in the 80 mg/day ibudilast group compared to the placebo group (p 0.05) suggesting lessened tolerance development.
Note: One outlier subject in the 80 mg/day group was excluded from the Total SOWS score analysis.

© MediciNova, Inc. 2013

MN-166 (ibudilast) Phase 2a Trial:  Effects of MN-
166 (ibudilast) on Oxycodone Self-Administration
in Opioid Abusers
Trial Design
n = 24
Prescription opioid drug abusers (including OxyContin,
Vicodin, Percocet) or heroin
Randomized, placebo-controlled, double-blind
Inpatient study; two 20-day cross-over periods in-clinic
where patients detox & test self-administration when on
Placebo or 100 mg/day of  MN-166 (ibudilast)
Objective: Assess effect of MN-166 (ibudilast) on
craving and self-administration effects
Partners
Timing
Trial commenced at end of 2012
Trial completion expected 2H:2014

© MediciNova, Inc. 2013

Addiction Competitive Landscape
No pharmaceutical treatment approved for methamphetamine addiction
Available therapeutics for treating opioid addiction have limited efficacy and face increasing clinical-regulatory scrutiny
Buprenorphine & buprenorphine/naloxone combination (Subutex & Suboxone):
Potential for abuse, tolerance and addiction
Therapeutic effects reach a plateau at higher doses
Suboxone pills recently removed from shelves, highlighting the need for safer alternatives
Naltrexone:
Precipitates withdrawal symptoms resulting in poor patient compliance
Source: Wall Street Equity Research, NIDA, Curr Drug Abuse Rev.
MAJOR UNMET NEED FOR NOVEL TARGETS AND DIFFERENTIATED THERAPEUTICS

© MediciNova, Inc. 2013

US Methamphetamine Addiction Market
US Market Opportunity of Methamphetamine Addiction
(1)
(1) Dr. Phil Skolnick, Director, Division of Pharmacotherapies & Medical Consequences of Drug Abuse, NIDA; 2010 NSDUH survey;
Neuropsychiatric R&D Conference, San Francisco, CA. September 2012
~353,000 individuals used methamphetamine in the past month
~70,600 patients seek treatment (20%)
6-month, initial course of treatment is recommended at ~$1,000/month
353,000 x 0.20 x $1000/month x 6 months
> $400 million market

© MediciNova, Inc. 2013

US Opioid Addiction Market
US Market Opportunity for Opioid Addiction
(1) Reckitt Benckiser Annual Report, 2012; Assumes 1 £ = 1.55 USD
(2) Substance Abuse and Mental Health Services Administration's (SAMHSA) 2011 National Survey on Drug Use and Health
Current market for opioid addiction is well-established with substitution therapeutic agents such as Subutex/Suboxone
with worldwide sales of ~$1.3B
(1)
in 2012
Approximately 1.4 million people with nonmedical pain
reliever addiction and approximately 369,000 heroin addicts
in the U.S.
(2)
A non-addictive treatment would fill an unmet need in this
large market

MN-166 (ibudilast): MN-166 (ibudilast): A Novel Oral Therapy A Novel Oral Therapy for the Treatment of for the Treatment of Progressive Multiple Sclerosis (MS) Progressive Multiple Sclerosis (MS) 24

MN-166 (ibudilast):
The Promise in Progressive MS
MN-166 (ibudilast) is a small molecule with established safety
297-patient, two-year Phase 2 clinical trial completed in MS
•
Significant dose-related improvements in disability progression and MRI outcomes (whole brain atrophy, black-hole formation)
•
Results indicated that MN-166 (ibudilast) is best suited to treat Progressive MS
Glial-neuronal activation cycle leads to underlying progressive neurodegeneration
MIF knock-out reduces the neuropathological and ‘clinical’ disability sequelae in animal models
Phase 2b development of MN-166 (ibudilast) for the treatment of Progressive
MS via Academic Investigator/Government agency/MS society/MediciNova consortium(s) and grant funding

© MediciNova, Inc. 2013 26 MN-166 (ibudilast) Phase 2 Multiple Sclerosis Trial

© MediciNova, Inc. 2013

Placebo
30 mg/day
Low Dose Group
60 mg/day
High Dose Group
Patient
Subset
% Brain Volume
Change
% Brain Volume
Change
Magnitude of
Effect
% Brain Volume
Change
Magnitude of
Effect
RRMS -1.2 -1.1 8% less -0.8 33% less**
SPMS -1.0 -0.7 30% less -0.44 56% less
MN-166 (ibudilast) Phase 2 Multiple
Sclerosis (MS) Trial
Mean change
**p=0.035
Whole Brain Atrophy Endpoint in
Secondary Progressive MS (SPMS) Patients
RRMS = Relapsing Remitting MS
SPMS = Secondary Progressive MS

© MediciNova, Inc. 2013

Placebo
30 mg/day
Low Dose Group
60 mg/day
High Dose Group
Patient
Subset
% Brain Volume
Change
% Brain Volume
Change
Magnitude of
Effect
% Brain Volume
Change
Magnitude of
Effect
RRMS -1.2 -1.1 8% less -0.8 33% less**
SPMS -1.0 -0.7 30% less -0.44 56% less
MediciNova is pursuing grant funding to support Phase 2b clinical trial(s)
treating Progressive MS with MN-166 (ibudilast)
MN-166 (ibudilast) Phase 2 Multiple
Sclerosis (MS) Trial
Mean change
**p=0.035
Whole Brain Atrophy Endpoint in
Secondary Progressive MS (SPMS) Patients
RRMS = Relapsing Remitting MS
SPMS = Secondary Progressive MS

© MediciNova, Inc. 2013 MN-166 (ibudilast) Clinical Trials MN-166 (ibudilast) is advancing in multiple Phase 2 programs 29 GRANT-FUNDED CLINICAL DEVELOPMENT MODEL

© MediciNova, Inc. 2013

Key Milestones for 2013-2014
MAJOR NEAR TERM VALUE INFLECTION POINTS
2H:2013
2H:2013
2H:2013
2H:2014
Clinical Milestones Timing
Results of Phase 1b UCLA methamphetamine trial 1H:2013
Commence Phase 2 UCLA methamphetamine trial
Announce grant funding for Phase 2b trial treating progressive MS with ibudilast
Results of Phase 2a MOH pain trial
Results of Phase 2a opioid dependence trial
Results of Phase 2 methamphetamine trial 2H:2014

© MediciNova, Inc. 2013

MN-166 (ibudilast) Program Patents
* U.S. patent expiration does not include Waxman-Hatch patent term restoration  (industry average = 4.5 years)
Patent Exclusivity Patent Exclusivity
Method of Use Composition of Matter
Addiction
US Exp. 2030
EU Exp. 2026
AV1013
US Exp. 2027
EU Pending
Progressive Multiple Sclerosis
US Exp. 2029
EU Exp. 2028
AV1013 Enantiomer
US Exp. 2030
EU Pending
Neuropathic Pain
US Exp. 2025
EU Pending
2
nd
Generation Analogs
Pending
Acute & Sub-Chronic Pain
US Pending
EU Exp. 2028
Anxiety-Traumatic Brain Injury / PTSD Pending
Ibudilast + Immunomodulator for MS Pending
MOH Pain Pending

© MediciNova, Inc. 2013

Leadership
Years
Experience
Background
Yuichi Iwaki, MD, PhD Yuichi Iwaki, MD, PhD
President & CEO, Founder

Professor at USC, formerly Professor at  University
of Pittsburgh; Advisor to JAFCO, Tanabe
Michael Coffee Michael Coffee
Chief Business Officer
28
Avigen, Amarin Corp., Elan Pharmaceuticals, N.A.,
Athena Neurosciences
Kirk Johnson, PhD Kirk Johnson, PhD
Chief Scientific Officer
23
Avigen, Genesoft Pharmaceuticals, Chiron
Corporation (Novartis - San Francisco)
Kazuko Matsuda, MD, PhD, MPH Kazuko Matsuda, MD, PhD, MPH
Chief Medical Officer
22
Assistant Professor USC, Keck School of Medicine;
Children’s Hospital Los Angeles
Masatsune Okajima, CMA Masatsune Okajima, CMA
VP, Head of Japanese Office
21
Daiwa Securities SMBC, Sumitomo Capital
Securities, Sumitomo Bank
Michael Gennaro, CPA, MBA Michael Gennaro, CPA, MBA
Chief Financial Officer

Partner at FLG Partners, Sylantro Systems, Inverse
Network Technology, Novell, Piiceon, Verticom
Management Team with
Global Experience